Legg Mason Partners Income Funds



Sub-Item 77Q1  (Exhibits)
Registrant incorporates by reference Registrant's 497 Supplement
"dated August 20, 2006 filed on July 21, 2006."
(Accession No. 0001193125-06-150979)